                                                                 EXHIBIT 3.3(vi)

              3.3(vi)   Securities and Exchange Commission Form D



Advance Technologies, Inc. Form 10 SB

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM D

                                                            OMB APPROVAL
FORM D                                             -----------------------------
                                                   OMB NUMBER:  92995-00778
                                                   Expires:  August 31, 1998
                                                   Estimated average burden
                                                   hours per response .....16.00
                                                   -----------------------------

                         NOTICE OF SALE OF SECURITIES
                           PURSUANT TO REGULATION D,
                              SECTION 4(6), AND/OR
                      UNIFORM LIMITED OFFERING EXEMPTION

                                                   -----------------------------
                                                          SEC USE ONLY
                                                   _____________________________
                                                                    Serial A

                                                   -----------------------------

                                                         DATE RECEIVED

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
   Name of Offering  ( [ ]  (Check if this is an amendment and name has changed, and indicate change)
      ADVANCE TECHNOLOGIES, INC.
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   Filing Under (Check box (or) that apply)         [X] Rule 504    [ ] Rule 505     [ ] Rule 508       [ ] Section 4(6)  [ ] ULOE

   Type of Filing   [X] New Filing  [ ] Amendment
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                                                 A.  BASIC IDENTIFICATION DATA
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1. Enter the information requested above the issuer
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Name of Issuer   ([ ] Check if this is an amendment and name has changed, and indicate change)

ADVANCE TECHNOLOGIES, INC.
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Address of Executive Offices (Number and Street, City, State, Zip Code)                   Telephone Number (Including Area Code)
    2510 NORTH GRAND AVENUE, STE, 104, SANTA ANA, CA 92701                                714-532-5216
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Address of Principal Business Operations (Number and Street, City, State, Zip Code)       Telephone Number (Including Area Code)
    (if different from Executive Office)        N/A                                              N/A
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Brief Description of Business
                                       TO ACQUIRE TECHNOLOGY AND SECURITIES

IN COMPANIES WHO HAVE PROVEN TECHNOLOGY
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Type of Business Organization

[X]  corporation                      [ ] limited partnership already formed                 [ ] other (please specify):
[ ]  Business                         [ ] limited partnership, to be formed
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                                                                    Month                      Year
                                                                 ----------                 ----------
Actual or Estimated Date of (incorporation or Organization:        0    6                     6   4    [ ] Actual  [ ] Estimated
                                                                -----------                 ----------

Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State:

                                               CN for Canadian FN for other (    jurisdiction)     [ ] [ ]
====================================================================================================================================
GENERAL INSTRUCTIONS

[ILLEGIBLE]




                                                              ATTENTION
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Failure to file notice in the appropriate status will not result in a loss of the federal exemption.  Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predicated on the filing of a federal notice.
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                                                             [ILLEGIBLE]


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                          A BASIC IDENTIFICATION DATA
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2  Enter the information requested for the following:
    . Each promoter of the issuer, if the issuer has been organized within the past five years;
    . Each beneficial owner having the power to vote or dispose or direct the vote or disposition of 10% or more of a class of equity securities of the issuer;
    . Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and
    .  Each general and managing partner of partnership issuers.
--------------------------------------------------------------------------------

Check box(es) that Apply:    [X] Promoter    [ ] Beneficial Owner    [ ] Executive Officer    [ ] Director    [ ] General and/or
                                                                                                                  Managing Partner
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Full Name (Last name first, if individual)
                                        N/A
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Business or Residence Address (Number and Street, City, State, Zip Code)

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Check box(es) that Apply:    [ ] Promoter    [X] Beneficial Owner    [ ] Executive Officer    [ ] Director    [ ] General and/or
                                                                                                                  Managing Partner
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Full Name (Last name first, if individual)
                                        NONE
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Business or Residence Address (Number and Street, City, State, Zip Code)

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Check box(es) that Apply:    [ ] Promoter    [ ] Beneficial Owner    [X] Executive Officer    [X] Director    [ ] General and/or
                                                                                                                  Managing Partner
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Full Name (Last name first, if individual)
                                        BALL, GARY E.
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Business or Residence Address (Number and Street, City, State, Zip Code)
     2510 NORTH GRAND AVENUE, SUITE 104, SANTA ANA, CA 92701
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Check box(es) that Apply:    [ ] Promoter    [ ] Beneficial Owner    [X] Executive Officer    [X] Director    [ ] General and/or
                                                                                                                  Managing Partner
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Full Name (Last name first, if individual)
                                        BALL, WENDY
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Business or Residence Address (Number and Street, City, State, Zip Code)
     2510 NORTH GRAND AVENUE, SUITE 104, SANTA ANA, CA 92701
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Check box(es) that Apply:    [ ] Promoter    [ ] Beneficial Owner    [X] Executive Officer    [X] Director    [ ] General and/or
                                                                                                                  Managing Partner
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Full Name (Last name first, if individual)
                                        BANE, GARY L.
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Business or Residence Address (Number and Street, City, State, Zip Code)
     2510 NORTH GRAND AVENUE, SUITE 104, SANTA ANA, CA 92701
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Check box(es) that Apply:    [ ] Promoter    [ ] Beneficial Owner    [ ] Executive Officer    [ ] Director    [ ] General and/or
                                                                                                                  Managing Partner
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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Check box(es) that Apply:    [ ] Promoter    [ ] Beneficial Owner    [ ] Executive Officer    [ ] Director    [ ] General and/or
                                                                                                                  Managing Partner
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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

(Use blank sheet or copy and use additional copies of this sheet as necessary)
                                    2 of 8


Advance Technologies, Inc. Form 10 SB
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                         B. INFORMATION ABOUT OFFERING
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
                                                                                                             Yes     No
1. Has the Issuer sold or does the issuer intend to sell to non-accredited investors in this offering?       [X]     [_]

                                     Answer also in Appendix, Column 2, if filing under ULOE.
                                                                                                           $ NONE
2. What is the minimum investment that will be accepted from any individual?                                --------
                                                                                                             Yes     No
3. Does this offering permit joint ownership of a single unit?                                               [X]     [_]

4. Enter the information requested for each person who has been or will be paid or given, directly or indirectly, any commission or similar commemoration for solicitation of purchasers in connection with sales of securities in the offering. If a person to be listed is an associated person or agent of a broker or dealer registered with the SEC and/or with a state or states, list the name of the broker or dealer. If more than five (5) persons to be listed are associated persons of such a broker or dealer, you may act forth the information for that broker or dealer only.

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Full Name (Last name first, if individual)
                                                   NO COMMISSIONS SOUGHT OR PAID
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Business or Residence Address (Number and Street, City, State, Zip Code)

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Name of Associated Broker or Dealer

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States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States).............................................. [_] All States
[AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
[IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
[MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
[RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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Name of Associated Broker or Dealer

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States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States).............................................. [_] All States
[AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
[IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
[MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
[RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
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Full Name (Last name first, if individual)

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Business or Residence Address (Number and Street, City, State, Zip Code)

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Name of Associated Broker or Dealer

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States in Which Person Listed Has Solicited or Intends to Solicit Purchasers
(Check "All States" or check individual States).............................................. [_] All States
[AL] [AK] [AZ] [AR] [CA] [CO] [CT] [DE] [DC] [FL] [GA] [HI] [ID]
[IL] [IN] [IA] [KS] [KY] [LA] [ME] [MD] [MA] [MI] [MN] [MS] [MO]
[MT] [NE] [NV] [NH] [NJ] [NM] [NY] [NC] [ND] [OH] [OK] [OR] [PA]
[RI] [SC] [SD] [TN] [TX] [UT] [VT] [VA] [WA] [WV] [WI] [WY] [PR]
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
(Use blank sheet, or copy and use additional copies of this sheet, as necessary)



Advance Technologies, Inc. Form 10 SB

                          Advance Technologies, Inc.
                         (a Development Stage Company)
                                Balance Sheets


                                    Assets

Total Assets                                                        June 30      September 30,    September 30,
                                                                     1999            1998             1997
                                                               $    12,954       $     -        $      -
                                                                ----------       -----------    ------------
                     Liabilities and Stockholders' Equity


Current Liabilities
   Accounts Payable                                            $     7,108       $     -        $      -
  Note Payable-Officer                                              48,000             -               -
                                                               -----------       ----------     ------------
  Total Current Liabilities                                         55,108             -               -
                                                               -----------       ----------     ------------

  Common Stock, authorized
   100,000,000 shares of $.001 par value,
   issued and outstanding 2,572,923
   72,923 and 60,095 shares respectively                             2,573              73              60
Preferred Stock, authorized
   100,000,000 shares of $.001 par value,
   issued and outstanding 0 shares                                       -             -               -

Additional Paid in Capital                                         482,903         460,403         459,967


Deficit Accumulated During the
   Development Stage                                              (527,630)       (460,476)       (460,027)
                                                               -----------       ------------   ----------
   Total Stockholders' Equity                                     ( 42,154)            -               -
                                                               ===========       ============   ==========



Total Liabilities and Stockholder's Equity                     $    12,954       $   -          $     -
                                                               ===========       ============   ==========


   The accompanying notes are an integral part of these financial statements



Advance Technologies, Inc. Form 10 SB

                          Advance Technologies, Inc.
                         (a Development Stage Company)
                           Statements of Operations

                                                                                                                Cumulative
                                                       For the nine                                            Total Since
                                                       months ended                For the years               Inception of
                                                         June 30,               ended September 30,             Development
                                                                              -----------------------
                                                          1999                  1998          1997                 Stage
                                                    ----------------          ----------    ---------          --------------
Revenues:                                           $      -                  $    -        $    -             $     -

Expenses:

  General and administrative                                  67,154                 449         5,325                466,929
                                                    ----------------         -----------    ----------         --------------
   Total Expenses                                             67,154                 449         5,325                466,929
                                                    ----------------         -----------    ----------         --------------
Net (Loss)                                          $        (67,154)        $      (449)   $   (5,325)        $     (466,929)
                                                    ================         ===========    ==========         ==============
Net Loss Per Share                                  $         (0.076)        $    (0.000)   $   (0.089)        $        (5.70)
                                                    ================         ===========    ==========         ==============
Weighted average shares outstanding                          878,478              72,923        60,095                 81,899
                                                    ================         ===========    ==========         ==============



   The accompanying notes are an integral part of these financial statements


                                       5



Advance Technologies, Inc. Form 10 SB


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                                                                APPENDIX
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   1                     2                          3                            4                                     5
                                                                                                                  Disqualification
                                                                                                                     under State
                  Intend to sell to         Type of security                                                         ULOE (if yes,
                  non-accredited             and aggregate                                                            attach
                   investors in             offering price              Type of investor and                       explanation of
                      State                offered in state           amount purchased in State                    waiver granted
                  (Part B-Item 1)          (Part C-Item 1)               (Part C-Item 2)                          (Part B-Item 1)
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                                                                Number of                  Number of
                                                                Accredited               Nonaccredited
State            Yes         No                                 Investors       Amount     Investors     Amount   Yes          No
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 AL
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 AK
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 AZ
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 AR
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 CA              36                                                  7          $7,800         36       $14,900
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 CO
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 CT
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 DE
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 DC
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 FL
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 GA
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 HI
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 ID
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 IL
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 IN
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 LA
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 KS
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 KY
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 LA
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 ME
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 MD
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 MA
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 MI
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 MN
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 MS
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 MO
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

                                    7 of 8

Advance Technologies, Inc. Form 10 SB



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                                   APPENDIX
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
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  1             2                     3                                   4                                        5
                                                                                                           Disqualification
          Intend to sell                                                                                     under State
               to             Type of security                                                               ULOE (if yes,
          non-accredited       and aggregate                                                                    attach
           Investors in        offering price                    Type of investor and                       explanation of
              State           offered in state                 amound purchased in State                    waiver granted)
         (Part ii-Item 1)     (Part C-Item 1)                       (Part C-Item 2)                         (Part E-Item 1)
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                                                 Number of                   Number of
                                                Accredited                 Nonaccredited
State      Yes       No                          Investors      Amount       Investors        Amount          Yes      No
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
MT
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NE                                                   4          $2,300         -0-
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NV
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NH
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NJ
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NM
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NY
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NC          2                     COMMON
                                 $800.00                                        2             $800.00                  x
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ND
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OH
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OK
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OR
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PA
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RI
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SC
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SD
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TN
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TX
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UT
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VT
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VA
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WA
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WV
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WI
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WY
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PR
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



Advance Technologies, Inc. Form 10 SB